April 26, 2018 Extended Stay America, Inc. ESH Hospitality, Inc. Q1 2018 Earnings Summary

2 important disclosure information This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause Extended Stay America, Inc.’s (the “Corporation”) and ESH Hospitality, Inc.’s (“ESH REIT,” and together with the Corporation, the “Company”) actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward- looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2018 and other documents of the Company on file with or furnished to the SEC. Any forward- looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements. This presentation includes certain non-GAAP financial measures, including Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted Funds From Operations (“Adjusted FFO”), Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP, and to the Company’s combined annual report on Form 10-K filed with the SEC on February 27, 2018 for definitions of these non-GAAP measures.

3 1Net Income, Adjusted EBITDA, Adjusted FFO per diluted Paired Share and Adjusted Paired Shared Income per diluted Paired Share were affected by lost contribution from 4 hotels sold in May 2017, 1 hotel sold in December 2017 and 26 hotels sold in 1Q 2018. 2See Appendix for Hotel Operating Margin, Adjusted FFO per diluted Paired Share, Adjusted EBITDA and Adjusted Paired Share Income per diluted Paired Share reconciliations. Q1 2018 Operating Results & Financial Highlights $45.80 $47.50 Q1 2017 Q1 2018 comparable system-wide Revenue Per Available Room (“RevPAR”) $0.35 $0.42 Q1 2017 Q1 2018 adjusted FFO per diluted Paired Share1,2 $16.1 $31.1 Q1 2017 Q1 2018 Net Income (in millions)1 $129.6 $132.2 Q1 2017 Q1 2018 Hotel Operating Margin2 52.5% 52.2% Q1 2017 Q1 2018 adjusted EBITDA (in millions) 1,2 $0.15 $0.19 Q1 2017 Q1 2018 adjusted Paired Share income per diluted Paired Share1,2

4 Quarterly Distribution and Select Balance Sheet Amounts quarterly distribution per Paired Share1 $0.21 $0.22 Q1 2017 Q1 2018 +4.8% adjusted net debt / TTM adjusted EBITDA ratio3 3.9X 3.7X Q4 2017 Q1 2018 ¹ Distribution dates of May 25, 2017 and May 25, 2018. 2 Includes restricted and unrestricted cash. 3 Net debt calculation is (gross debt – total restricted and unrestricted cash) on a TTM Adjusted EBITDA 625 hotel basis for Q4 2017 and a 598 hotel basis for Q1 2018 . 4 Gross debt outstanding (excludes discounts and deferred financing costs). cash balance (in millions)2 $151.0 $249.0 Q4 2017 Q1 2018 debt outstanding (in millions)4 $2,591 $2,528 Q4 2017 Q1 2018

5 Asset Disposition Update 1 In active negotiations to sell up to another 45 hotels. The Company expects to sell between 30 and 45 of these hotels in 2018 or early 2019. 2 Expected number of hotel assets sold between 2019 and 2021. The actual number sold may differ materially. 3 Free Cash Flow Multiple is equal to the gross proceeds / (TTM adjusted EBITDA – pro forma maintenance and renovation capex). 4 Gross proceeds before transaction expense and includes $1.9 million in franchise application fees for Three Wall transaction. 4 5 30 31 61-76 150 150 Timing FCF Multiple3 Gross Proceeds4 2Q17 4Q17 Feb ‘18 Mar ‘18 2H18 ~16x ~19.5x~16x~17.5x $61 million $16 million $114 million $45 million 30-45 74-89

6 Q1 2018 Results, Q2 2018 Guidance and Full Year 2018 Guidance1 1 Guidance for Q2 2018 and full year 2018 is as of April 26, 2018. 2 RevPAR % D shown on a comparable system-wide basis. 3 On a comparable company-owned basis. 4 Estimated lost contribution of approximately $18 million related to 5 hotel assets sold in 2017 and 26 hotel assets sold in early 2018 for the full year 2018. (in millions, except %) RevPAR % D2 1.0% to 3.0% Net income $188 $207 Adjusted EBITDA4 $600 $620 Depreciation and amortization $220 $220 Net interest expense $130 $130 Effective tax rate 16.0% 17.0% Adjusted Paired Share income per Paired Share $1.04 $1.14 Cash available for capital returns $260 $300 Capital expenditures $205 $235 2018 Guidance (in millions, except %) Q1 2018 Guidance Q1 2018 Actual RevPAR % D2 1.0% to 3.0% 3.7% Adju t d EBITDA $124 to $130 $132.2 (in millions, except %) Q2 2017 RevPAR % D 2.4% 1.0% to 3.0% Adjusted EBITDA3 $ 66.9 $164 $170 Q2 2018 Guidance1

appendix

8 NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017 2018 2017 Net income $ 31,095 16,063$ Interest expense, net 31,640 33,606 Income tax expense 5,797 4,483 Depreciation and amortization 54,015 57,671 EBITDA 122,547 111,823 Non-cash equity-based compensation 2,403 2,683 Other non-operating expense (income) 197 (1) (1,221) (2) Impairment of long-lived assets 43,600 12,423 Gain on sale of hotel properties (38,082) - Other expenses 1,499 (3) 3,894 (4) Adjusted EBITDA 132,164$ (5) 129,602$ (5) % growth 2.0% (1) Includes foreign currency transaction loss of approximately $0.2 million. (5) Includes adjusted EBITDA of approximately $2.0 million and $4.3 million for the three months ended March 31, 2018 and 2017, respectively, related to the hotels sold in 2018 and 2017. (4) Includes loss on disposal of assets of approximately $3.5 million and costs incurred in connection with March 2017 secondary offering of approximately $0.4 million. (In thousands) (Unaudited) (3) Includes loss on disposal of assets of approximately $1.5 million. Three Months Ended March 31, (2) Includes gain related to interest rate swap of approximately $1.3 million and foreign currency transaction loss of approximately $0.1 million.

9 NON-GAAP RECONCILIATION OF ROOM REVENUES, OTHER HOTEL REVENUES AND HOTEL OPERATING EXPENSES TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017 2018 2017 % Variance Room revenues 290,210$ 285,808$ 1.5% Other hotel revenues 5,275 5,183 1.8% Total hotel revenues 295,485 290,991 1.5% Hotel operating expenses(1) 141,138 138,190 2.1% Hotel Operating Profit 154,347$ 152,801$ 1.0% Hotel Operating Margin 52.2% 52.5% (30) bps (In thousands) (Unaudited) Three Months Ended March 31, (1) Excludes loss on disposal of assets of approximately $1.5 million and $3.5 million, respectively.

10 NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017 2018 2017 Net income per Extended Stay America, Inc. common share - diluted $ 0.08 $ 0.12 Net income attributable to Extended Stay America, Inc. common shareholders $ 14,852 $ 23,101 Noncontrolling interests attributable to Class B common shares of ESH REIT 16,239 (7,042) Real estate depreciation and amortization 52,748 56,533 Impairment of long-lived assets 43,600 12,423 Gain on sale of hotel properties (38,082) - Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders (9,725) (16,274) Funds From perations 79,632 68,741 Debt modification and extinguishment costs 437 1,168 Gain on interest rate swap - (1,242) Tax effect of adjustments to Funds From Operations (73) 17 Adjusted Funds From Operations $ 79,996 $ 68,684 Adjusted Funds From Operations per Paired Share – diluted $ 0.42 $ 0.35 Weighted average Paired Shares outstanding – diluted 192,566 195,386 (In thousands, except per share and per Paired Share data) (Unaudited) Three Months Ended March 31,

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

(In thousands, except per share and per Paired Share data)
(Unaudited)

	Three Months Ended March 31, 2018		Three Months Ended March 31, 2017	
Net income per Extended Stay America, Inc. common share - diluted	$ 0.08		$ 0.12	
Net income attributable to Extended Stay America, Inc. common shareholders	$ 14,852		$ 23,101	
Noncontrolling interests attributable to Class B common shares of ESH REIT	16,239		(7,042)	
Paired Share Income	31,091		16,059	
Debt modification and extinguishment costs	437		1,168	
Other non-operating expense (income)	197	(1)	(1,221)	(2)
Impairment of long-lived assets	43,600		12,423	
Gain on sale of hotel properties	(38,082)		-	
Other expenses	1,499	(3)	3,894	(4)
Tax effect of adjustments to Paired Share Income	(1,277)		(3,838)	
Adjusted Paired Share Income	$ 37,465		$ 28,485	
Adjusted Paired Share Income per Paired Share – diluted	$ 0.19		$ 0.15	
Weighted average Paired Shares outstanding – diluted	192,566		195,386	

(1) Includes foreign currency transaction loss of approximately $0.2 million.

(2) Includes gain related to interest rate swap of approximately $1.3 million and foreign currency transaction loss of approximately $0.1 million.

(3) Includes loss on disposal of assets of approximately $1.5 million.

(4) Includes loss on disposal of assets of approximately $3.5 million and costs incurred in connection with March 2017 secondary offering of approximately $0.4 million.

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12 TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA FOR THE YEARS ENDED DECEMBER 31, 2017 (ADJUSTED) (1) AND 2018 (OUTLOOK) Year Ended December 31, 2017 (Adjusted) (1) Low High $ 1,238,825 Room and other hotel revenues 1,257,000$ 1,282,000$ $ 172,188 Net income 187,817$ 206,879$ 129,772 Interest expense, net 130,000 130,000 59,514 Income tax expense 38,468 39,406 229,216 Depreciation and amortization 220,000 220,000 590,690 EBITDA 576,285 596,285 (19,906) Adjusted Property EBITDA of hotels not owned for entirety of period presented (2) - - 7,552 Equity-based compensation 8,000 8,000 (399) (3) Other non-operating income 197 197 25,169 Impairment of long-lived assets 43,600 43,600 (9,973) Gain on sale of hotel properties (38,082) (38,082) 9,866 (4) Other expenses 10,000 (5) 10,000 (5) $ 602,999 Comparable Company-Owned Adjusted EBITDA (2) $ 600,000 $ 620,000 % growth -0.5% 2.8% (1) 2017 results adjusted to reflect only those 598 hotels owned and operated as of March 31, 2018. (2) 2018 outlook includes revenues of approximately $5.0 million and Adjusted EBITDA of approximately $2.0 million for the 26 hotels sold in 2018. (3) (4) (5) Includes loss on disposal of assets and other non-operating expenses. Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million. Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with 2017 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of hotel properties in 2017. (In thousands) (Unaudited) (Outlook) (2) Year Ending December 31, 2018

TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE FOR THE YEARS ENDED DECEMBER 31, 2017 (ADJUSTED) AND 2018 (OUTLOOK)

(In thousands, except per share and per Paired Share data)

(Unaudited)

Year Ended December 31, 2017 (Actual)			Year Ending December 31, 2018 (Outlook) Low		Year Ending December 31, 2018 (Outlook) High	
$ 0.41		Net income per Extended Stay America, Inc. common share - diluted	$ 0.42		$ 0.48	
$ 78,847		Net income attributable to Extended Stay America, Inc. common shareholders	$ 81,259		$ 92,059	
93,325		Noncontrolling interests attributable to Class B common shares of ESH REIT	106,542		114,804	
172,172		Paired Share Income	187,801		206,863	
2,351		Debt modification and extinguishment costs	437		437	
(399)	(1)	Other non-operating income	197		197	
25,169		Impairment of long-lived assets	43,600		43,600	
(9,973)		Gain on sale of hotel properties	(38,082)		(38,082)	
9,866	(2)	Other expenses	10,000	(3)	10,000	(3)
(6,241)		Tax effect of adjustments to Paired Share Income	(2,746)		(2,584)	
$ 192,945		Adjusted Paired Share Income	$ 201,207		$ 220,431	
$ 1.00		Adjusted Paired Share Income per Paired Share – diluted	$ 1.04		$ 1.14	
		% growth	4.9%		14.9%	
193,670		Weighted average Paired Shares outstanding – diluted	192,566		192,566	

(1) Includes foreign currency transaction gain of approximately $0.7 million and loss related to interest rate swap of approximately $0.3 million.

(2) Includes loss on disposal of assets of approximately $8.6 million, costs incurred in connection with 2017 secondary offerings of approximately $1.1 million and transaction costs of approximately $0.2 million due to the revision of an estimate related to the sale of three hotel properties in 2017.

(3) Includes loss on disposal of assets and other non-operating expenses.

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